                                                                   EXHIBIT 99.9

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                                 MIAMI DIVISION

In Re:

                           Case No. 04-33579-BKC-PGH




                        DEBTOR                     /
--------------------------------------------------

                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                      FROM APRIL 1, 2005 TO APRIL 30, 2005

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                          Charles A. Postler
                          Attorney for Debtor
                          110 East Madison Street, Ste 200
                          Tampa, FL 33602
                          (813) 229-0144










Debtor's Address
and Telephone No.
2300 Glades Road
#440W                         -----------------------------------------------
Boca Raton, FL 33431
Phone:  (561) 394-3511

MONTHLY FINANCIAL REPORT FOR BUSINESS
FOR PERIOD BEGINNING APRIL 1, 2005 AND ENDING APRIL 30, 2005

Case No. 04-33579 U.S. Plastic Lumber Corp.


                                                         Period
                                                        4/1-4/30       Cumulative
                                                       ----------      ----------
CASH ON HAND AT BEGINNING OF PERIOD                    $       --      $  120,979

RECEIPTS
Borrowings from DIP Loan                                                  675,000
Collections of A/R                                             --              --
Other Receipts (incl Interco with Ltd.)                                 2,169,011
                                                       ----------      ----------
TOTAL RECEIPTS                                                 --       2,844,011
                                                       ----------      ----------
TOTAL CASH AVAILABLE                                           --       2,964,990
                                                       ----------      ----------

US Trustee Quarterly Fees                                      --              --
Net Payroll                                                    --         199,903
Payroll Taxes Paid                                             --           6,439
Sales and Use Taxes                                            --              --
Other Taxes                                                    --              --
Rent                                                           --           7,131
Other Leases                                                   --              --
Telephone                                                      --          32,762
Utilities                                                      --              --
Travel & Entertainment                                         --          24,206
Vehicle Expenses                                               --              --
Office Supplies                                                --           8,190
Advertising                                                    --              --
Insurance - Medical/Health                                     --         159,586
Insurance - General Liability/Property/D&O                     --         800,932
Purchases of Fixed Assets                                      --              --
Purchases of Inventory                                         --              --
Manufacturing Supplies                                         --              --
Repairs & Maintenance                                          --          10,162
Payment to Secured Creditors                                   --              --
Bank Charges                                                   --          16,420
Other Operating Expenses (incl Interco with Ltd.)              --       1,698,609
                                                       ----------      ----------
TOTAL CASH DISBURSEMENTS                                       --       2,964,990
                                                       ----------      ----------
ENDING CASH BALANCE                                    $       --      $       --
                                                       ----------      ----------



I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

MAY 26, 2005                         /s/ Steve Spitzer
                                     ------------------------------------------

                                  ATTACHMENT 1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning      April 1, 2005   and ending     April 30, 2005
                            -------------------             -------------------

ACCOUNTS RECEIVABLE AT PETITION DATE:
                                     ------------------------------------------

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance                                0
                                      ------------------------------------------
PLUS:  Current Month New Billings                         0
                                      ------------------------------------------
LESS:  Collection During the Month                        0
                                      ------------------------------------------
Disc/Allow                                                0
                                      ------------------------------------------
End of Month Balance                                      0
                                      ------------------------------------------

--------------------------------------------------------------------------------

AGING: (Show the total amount for each age group of accounts incurred since filing the petition)

0-30 Days     31-60 Days       61-90 Days       Over 90 Days           Total

--------------------------------------------------------------------------------



NOT APPLICABLE

                                  ATTACHMENT 2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning    April 1, 2005  and ending    April 30, 2005
                            ----------------            ----------------------

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

DATE              DAYS
INCURRED          OUTSTANDING       VENDOR       DESCRIPTION            AMOUNT
--------          -----------       ------       -----------            ------

ATTACHED

-------------------------------------------------------------------------------

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

     Opening Balance (total from prior report)                   0
                                                    ---------------------------
     PLUS:  New Indebtedness Incurred This Month                 0
                                                    ---------------------------
     LESS:  Amount Paid on Prior Accounts Payable                0
                                                    ---------------------------
     Ending Month Balance                                        0
                                                    ---------------------------

-------------------------------------------------------------------------------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                                NUMBER            TOTAL
                                                OF POST           AMOUNT OF
SECURED         DATE                            PETITION          POST PETITION
CREDITOR/       PAYMENT          PAYMENT        PAYMENTS          PAYMENTS
LESSOR          DUE              AMOUNT         VENDOR            DESCRIPTION
---------       ------           ------         ------            --------------

                                  ATTACHMENT 3

                       INVENTORY AND FIXED ASSETS REPORT

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning     April 1, 2005  and ending     April 30, 2005
                            -----------------              --------------------

                                INVENTORY REPORT

INVENTORY BALANCE PETITION DATE:                                 N/A
                                                 ------------------------------

INVENTORY RECONCILIATION

     Inventory Balance at Beginning of Month                      0
                                                 ------------------------------
     Inventory Purchased During Month (+Mrer)                     0
                                                 ------------------------------
     Inventory Used or Sold                                       0
                                                 ------------------------------
     Inventory on Hand at End of Month                            0
                                                 ------------------------------

METHOD OF COSTING INVENTORY:   N/A
                               ------------------------------------------------

-------------------------------------------------------------------------------

                               FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:  N/A
                                                  -----------------------------
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):  N/A
                                        ---------------------------------------

-------------------------------------------------------------------------------

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at Beginning of Month                      0
                                                 ------------------------------
         LESS:  Depreciation Expense                              0
                                                 ------------------------------
         PLUS:  New Purchases                                     0
                                                 ------------------------------
Ending Monthly Balance                                            0
                                                 ------------------------------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASES OR DISPOSED OF DURING THE
REPORTING PERIOD: N/A
                  -------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                  ATTACHMENT 4

                      MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:                 US Plastic Lumber Corp      Case Number:
                           ------------------------------   04-33579 BKC-PGH

Reporting Period beginning     April 1, 2005   and ending    April 30, 2005
                            -----------------              -------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK:                                    BRANCH
                       --------------------------        ----------------------

ACCOUNT NAME:
                       --------------------------------------------------------

ACCOUNT NUMBER:
                       --------------------------------------------------------

PURPOSE OF ACCOUNT:
                       --------------------------------------------------------

     Beginning Balance                                      0
                                        ---------------------------------------
     Total of Deposits Made                                 0
                                        ---------------------------------------
     Total Amount of Checks Written                         0
                                        ---------------------------------------
     Service Charges                                        0
                                        ---------------------------------------
     Closing Balance                                        0
                                        ---------------------------------------

Number of First Check Written this Period
                                             -----------------------

Number of Last Check Written this Period
                                             -----------------------

Total Number of Checks Written this Period
                                             -----------------------

                              INVESTMENT ACCOUNTS

TYPE OF NEGOTIABLE
INSTRUMENT              FACE VALUE          PURCHASE PRICE     DATE OF PURCHASE
-------------------     ----------          --------------     ----------------

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           ----------------------------      04-33579 BKC-PGH

Reporting Period beginning    April 1, 2005  and ending     April 30, 2005
                             ---------------             ----------------------

NAME OF BANK:                                           BRANCH
                          ----------------------------         ----------------

ACCOUNT NAME:
                          -----------------------------------------------------

ACCOUNT NUMBER:
                          -----------------------------------------------------

PURPOSE OF ACCOUNT:
                          -----------------------------------------------------

Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

DATE        CHECK NUMBER            PAYEE             PURPOSE            AMOUNT
----        ------------            -----             -------            ------



NOT APPLICABLE

                                  ATTACHMENT 6

                               MONTHLY TAX REPORT

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning   April 1, 2005 and ending  April 30, 2005
                            --------------            ------------------------

                          TAXES PAID DURING THE MONTH

Report all post-petition taxes paid directly or deposited into the tax account.

DATE           BANK                         DESCRIPTION                  AMOUNT
----           ----                         -----------                  ------

SEE ATTACHED


------------------------------------------------------------------------------


                               TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last return filed
                                         Period
----------------------------------------       --------------------------------

NAME OF                DATE
TAXING                 PAYMENT
AUTHORITY              DUE                    DESCRIPTION            AMOUNT
---------              -------                -----------            ------

                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGE

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           ------------------------------    04-33579 BKC-PGH

Reporting Period beginning     April 1, 2005   and ending    April 30, 2005
                             -----------------            --------------------

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner       Title                Amount Paid
------------------------------ -------------------- ---------------------------




-------------------------------------------------------------------------------

PERSONNEL REPORT

                                                      Full Time       Part Time

Number of employees at beginning of period                                0
                                                      ---------       ---------
Number hired during the period                                            0
                                                      ---------       ---------
Number of employees at beginning of period                                0
                                                      ---------       ---------
Number of employees at beginning of period                                0
                                                      ---------       ---------


-------------------------------------------------------------------------------

                           CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

             AGENT &                                                    DATE
             PHONE                         COVERAGE      EXPIRATION     PREMIUM
CARRIER      NUMBER        POLICY NO.      TYPE          DATE           DUE
-------      ------        ----------      --------      ----------     -------



SEE ATTACHED

                                  ATTACHMENT 8

                SIGNIFICANT DEVELOPMENT DURING REPORTING PERIOD

Case No. 04-33579 BKC-PGH

NONE


We anticipate filing a Plan of Reorganization and Disclosure Statement on or before ___________________________.

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                                 MIAMI DIVISION

IN RE:                               I
                                     I           CASE NUMBER
                                     I           04-33580-BKC-PGH
                                     I
                                     I           JUDGE:  Paul G. Hyman
                                     I
                                     I           CHAPTER 11
                                     I
                  DEBTOR             I

                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                      FROM APRIL 1, 2005 TO APRIL 30, 2005

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                           Charles Postler
                                           ___________________________________

                                           Attorney for Debtor

Debtor's Address                           Attorney's Address
and Phone Number:                          and Phone Number:
c/o 2300 Glades Road, #440W                110 E. East Madison Street, Ste 200
Boca Raton, FL  33431                      Tampa, FL  33602-4700
___________________________                ____________________________
561-394-3511                               813-229-0144
___________________________                ____________________________

MONTHLY FINANCIAL REPORT FOR BUSINESS
FOR PERIOD BEGINNING APRIL 1, 2005 AND ENDING APRIL 30, 2005

Case No. 04-33580 U.S. Plastic Lumber Ltd.

                                                                        Period
                                                                       4/1-4/30                Cumulative
                                                                      ------------            ------------
CASH ON HAND AT BEGINNING OF PERIOD                                   $    485,563            $    626,860

RECEIPTS
Borrowings from DIP Loan                                                   670,000               1,920,000
Collections of A/R                                                       1,121,061               8,412,412
Other Receipts (incl Interco with Ltd.)                                      8,145               5,782,270
                                                                      ------------            ------------
TOTAL RECEIPTS                                                           1,799,206              16,114,681
                                                                      ------------            ------------
TOTAL CASH AVAILABLE                                                     2,284,769              16,741,541
                                                                      ------------            ------------

US Trustee Quarterly Fees                                                       --                  41,250
Net Payroll                                                                310,118               2,853,506
Payroll Taxes Paid                                                          80,180                 478,283
Sales and Use Taxes                                                             --                  41,273
Other Taxes                                                                 78,530                 161,799
Rent                                                                        45,421                 464,938
Other Leases                                                                    --                  41,273
Telephone                                                                       --                  56,294
Utilities                                                                  205,227                 977,319
Travel & Entertainment                                                      26,356                 139,957
Vehicle Expenses                                                                --                      --
Office Supplies                                                             41,008                 102,729
Advertising                                                                     --                   4,220
Insurance - Medical/Health                                                  63,540                 212,551
Insurance - General Liability/Property/D&O                                  12,112                 947,120
Purchases of Fixed Assets                                                       --                  57,134
Purchases of Inventory                                                     575,228               3,139,157
Manufacturing Supplies                                                          --                 253,097
Repairs & Maintenance                                                       30,322                 167,531
Payments to Professionals                                                  195,233                 768,073
Payment to Secured Creditors                                                    --               3,082,926
Bank Charges                                                                 1,851                  17,334
Other Operating Expenses (incl Interco with Ltd.)                          190,208               2,345,620
                                                                      ------------            ------------
TOTAL CASH DISBURSEMENTS                                                 1,855,334              16,312,107
                                                                      ------------            ------------
ENDING CASH BALANCE                                                   $    429,435            $    429,434
                                                                      ------------            ------------
Restricted Cash                                                       $    242,456            $    242,456
Net Available Cash                                                    $    186,979            $    186,978

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

MAY 26, 2005                          /s/ Steve Spitzer
                                      -----------------------------------------

                                  ATTACHMENT 1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd.            Case Number:
                                                  04-33580 BKC-PGH

Reporting Period beginning April 1, 2005 and ending April 30, 2005

ACCOUNTS RECEIVABLE AT PETITION DATE:  _______________________________________

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance                         1,348,934
                                                   ---------
PLUS:  Current Month New Billings                  1,371,601
                                                   ---------
LESS:  Collection During the Month                  (847,266)
                                                   ---------
Disc/Allow                                           (26,993)
                                                   ---------
End of Month Balance                               1,846,276
                                                   ---------

AGING: (Show the total amount for each age group of accounts incurred since filing the petition)

0-30 Days       31-60 Days        61-90 Days      Over 90 Days        Total

ATTACHED

US PLASTIC LUMBER
ACCOUNTS RECEIVABLE SUMMARY
AS OF APRIL 30, 2005

PLANT                 TOTAL A/R         0-30 DAYS       31-44 DAYS        45-59 DAYS       60-89 DAYS        90+ DAYS
-----                 ---------         ---------       ----------        ----------       ----------        ---------
OCALA, FL                26,709                 0                0                 0           11,583           15,127
CHICAGO, IL           1,819,567         1,228,672          265,621           126,277          117,974           81,023

-----                 ---------         ---------       ----------        ----------       ----------        ---------
TOTAL                 1,846,276         1,228,672          265,621           126,277          129,557           96,150
PERCENT                                      66.5%            14.4%              6.8%             7.0%             5.2%

                                  ATTACHMENT 2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: US Plastic Lumber Ltd.                       Case Number:
                                                             04-33580 BKC-PGH

Reporting Period beginning April 1, 2005 and ending April 30, 2005

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

Date            Days
Incurred        Outstanding     Vendor         Description     Amount

ATTACHED

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)                            551,750
                                                                  ----------
PLUS:  New Indebtedness Incurred This Month                        1,127,792
                                                                  ----------
LESS:  Amount Paid on Prior Accounts Payable                      (1,193,958)
                                                                  ----------
Ending Month Balance                                                 485,584
                                                                  ----------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                               Number            Total
                                               of Post           Amount of
Secured         Date                           Petition          Post Petition
Creditor/       Payment      Payment           Payments          Payments
Lessor          Due          Amount            Vendor            Description
---------       -------      ----------        --------          --------------
GBCC/(Ampac)                 $2,942,267            1               $2,942,267
Seimans                      $    3,300            1               $    3,300
CIT                          $    2,000            1               $    2,000

US PLASTIC LUMBER
ACCOUNTS RECEIVABLE SUMMARY
AS OF MARCH 2005

PLANT                  TOTAL A/R         0-30 DAYS        31-44 DAYS       45-59 DAYS         60-89 DAYS       90+ DAYS
-----                  ---------         ---------        ----------       ----------         ----------       --------
OCALA, FL               (58,231)          (51,231)         (21,324)               0             12,566           1,758
CHICAGO, IL             262,269           163,307           23,774           57,699             19,953          (2,463)
LTD                     281,166           160,719            2,014            8,515             19,475          90,443
                        -------           -------          -------           ------             ------          ------
TOTAL                   485,204           272,795            4,464           66,214             51,994          89,737
PERCENT                                      56.2%             0.9%            13.6%              10.7%           18.5%

                                  ATTACHMENT 3

                        INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: US Plastic Lumber Ltd.                       Case Number:
                                                             04-33580 BKC-PGH

Reporting Period beginning April 1, 2005 and ending April 30, 2005

                                INVENTORY REPORT

INVENTORY BALANCE PETITION DATE: ______________________________________________

INVENTORY RECONCILIATION

Inventory Balance at Beginning of Month                  1,003,038
                                                       -----------
Inventory Purchased During Month (+Mrer)                 3,135,825
                                                       -----------
Inventory Used or Sold                                  (3,274,533)
                                                       -----------
Inventory on Hand at End of Month                          864,330
                                                       -----------

 METHOD OF COSTING INVENTORY: _________________________________________________
                                              FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE: Undetermined
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only): N/A

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at Beginning of Month                           43,509,951
                                                                       ----------
         LESS:  Depreciation Expense                                     (269,969)
                                                                       ----------
         PLUS:  New Purchases                                                   0
                                                                       ----------
Ending Monthly Balance                                                 43,239,982
                                                                       ----------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASES OR DISPOSED OF DURING THE REPORTING PERIOD: Tool/die for extruder

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd.                       Case Number:
                                                             04-33580 BKC-PGH

Reporting Period beginning April 1, 2005 and ending April 30, 2005

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: Wachovia Bank BRANCH _____________________________________

ACCOUNT NAME: U.S. Plastic Lumber Ltd.

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: ___________________________________________________________

Beginning Balance                                                   161,520
                                                                  ---------
Total of Deposits Made                                              854,786
                                                                  ---------
Total Amount of Checks Written                                     (925,032)
                                                                  ---------
Service Charges                                                        (251)
                                                                  ---------
Closing Balance                                                      79,146
                                                                  ---------

Number of First Check Written this Period N/A

Number of Last Check Written this Period N/A

Total Number of Checks Written this Period 0

                               INVESTMENT ACCOUNTS

Type of Negotiable
Instrument                 Face Value       Purchase Price      Date of Purchase
------------------         ----------       --------------      ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd.                       Case Number:
                                                             04-33580 BKC-PGH

Reporting Period beginning April 1, 2005 and ending April 30, 2005

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: City National Bank BRANCH _______________________________________

ACCOUNT NAME: American Pacific Financial Corp Trust Account

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: ___________________________________________________________

Beginning Balance                                                 15,115
                                                                --------
Total of Deposits Made                                           925,032
                                                                --------
Total Amount of Checks Written                                  (905,000)
                                                                --------
Service Charges                                                     (840)
                                                                --------
Closing Balance                                                   34,306
                                                                --------

Number of First Check Written this Period N/A

Number of Last Check Written this Period N/A

Total Number of Checks Written this Period 0

                               INVESTMENT ACCOUNTS

Type of Negotiable
    Instrument             Face Value       Purchase Price      Date of Purchase
------------------         ----------       --------------      ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd.                       Case Number:
                                                             04-33580 BKC-PGH

Reporting Period beginning April 1, 2005 and ending April 30, 2005

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: Wachovia Bank BRANCH __________________________________________

ACCOUNT NAME: U.S. Plastic Lumber Ltd. - Payroll

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: Payroll - Ltd

Beginning Balance                                                  45,856
                                                                 --------
Total of Deposits Made                                            158,424
                                                                 --------
Total Amount of Checks Written                                   (165,168)
                                                                 --------
Service Charges                                                    (2,983)
                                                                 --------
Closing Balance                                                    36,128
                                                                 --------

Number of First Check Written this Period 41,792

Number of Last Check Written this Period 42,129

Total Number of Checks Written this Period 337

                               INVESTMENT ACCOUNTS

Type of Negotiable
    Instrument             Face Value       Purchase Price      Date of Purchase
------------------         ----------       --------------      ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd.                       Case Number:
                                                             04-33580 BKC-PGH

Reporting Period beginning April 1, 2005 and ending April 30, 2005

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: Wachovia Bank BRANCH __________________________________________

ACCOUNT NAME: U.S. Plastic Lumber Ltd. - Main Concentration

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: Operating

Beginning Balance                                                   37,912
                                                                 ---------
Total of Deposits Made                                           1,575,000
                                                                 ---------
Total Amount of Checks Written                                   1,544,023
                                                                 ---------
Service Charges                                                          0
                                                                 ---------
Closing Balance                                                     99,884
                                                                 ---------

Number of First Check Written this Period 115474

Number of Last Check Written this Period 115653

Total Number of Checks Written this Period 179

                               INVESTMENT ACCOUNTS

Type of Negotiable
    Instrument             Face Value       Purchase Price      Date of Purchase
------------------         ----------       --------------      ----------------

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor: US Plastic Lumber Ltd.                       Case Number:
                                                             04-33580 BKC-PGH

Reporting Period beginning April 1, 2005 and ending April 30, 2005

NAME OF BANK: Wachovia BRANCH ____________________________________________

ACCOUNT NAME: US Plastic Lumber LTD

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: Operating

Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

Date       Check Number        Payee         Purpose        Amount
----       ------------        -----         -------        ------

SEE ATTACHED

                                  ATTACHMENT 6

                               MONTHLY TAX REPORT

Name of Debtor: US Plastic Lumber Ltd.                       Case Number:
                                                             04-33580 BKC-PGH

Reporting Period beginning April 1, 2005 and ending April 30, 2005

                           TAXES PAID DURING THE MONTH

Report all post-petition taxes paid directly or deposited into the tax account.

Date             Bank                Description                  Amount

SEE ATTACHED

                               TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last return filed
________________________________________ Period _______________________________

Name of                 Date
Taxing                  Payment
Authority               Due                 Description            Amount

ATTACHMENT 6      MONTHLY TAX REPORT
US PLASTIC LUMBER LTD - 04-33580

Payroll Taxes             Paid
ADP                                       1-Apr  $13,918.85
ADP                                       8-Apr  $21,277.25
ADP                                      15-Apr  $ 8,268.61
ADP                                      22-Apr  $25,166.29
ADP                                      29-Apr  $10,462.78
                                                 ----------

                          Total                  $79,093.78

                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                   SUMMARY OF PERSONNEL AND INSURANCE COVERAGE

Name of Debtor: US Plastic Lumber Ltd.                       Case Number:
                                                             04-33580 BKC-PGH

Reporting Period beginning April 1, 2005 and ending April 30, 2005

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner         Title               Amount Paid

NONE

_______________________________________________________________________________

PERSONNEL REPORT

                                                 Full Time            Part Time
Number of employees at beginning of period          75                    0
                                                   ---                   --
Number hired during the period                      11                    0
                                                   ---                   --
Number of employees at beginning of period           2                    0
                                                   ---                   --
Number of employees at beginning of period          84                    0
                                                   ---                   --

_______________________________________________________________________________

                            CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

                Agent &                                                   Date
                 Phone                        Coverage     Expiration    Premium
Carrier          Number        Policy No.       Type          Date         Due
-------         -------        ----------     --------     ----------    -------

SEE ATTACHED

                                  ATTACHMENT 8

                 SIGNIFICANT DEVELOPMENT DURING REPORTING PERIOD

Case No. 04-33580 BKC-PGH

      In the month of April, USPL amended its DIP financing arrangement with AMPAC. See Attached documents filed with the court.

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before ___________________________.